UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

Sagaliam Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41182	86-3006717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barry Kostiner

1800 Avenue of the Stars, Suite 1475

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 616-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and right	SAGAU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SAGA	The Nasdaq Stock Market LLC
Rights included as part of the units	SAGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On November 16, 2022, Sagaliam Acquisition Corp., a Delaware corporation (“Sagaliam”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) by and among Sagaliam, Allenby Montefiore Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus (“PubCo”), AEC Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of PubCo (“PubCo Merger Sub”), Supraeon Investments Limited, a private company limited by shares organized and existing under the Laws of the Republic of Cyprus (the “Company”, and together with AEC (as defined below), PubCo and PubCo Merger Sub, the “Company Entities”), and GLD Partners, LP, a Delaware limited partnership (“Seller”). Sagaliam, Seller, PubCo, PubCo Merger Sub, the Company, and Seller are each referred to individually as a “Party” and, collectively, the “Parties”. Arabian Entertainment Company Limited, a limited liability company organized under the Laws of the Kingdom of Saudi Arabia (“AEC”) is a majority-owned subsidiary of the Company, with Seller as the only other owner of shares of AEC.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein among other things, the remaining shares of AEC will be contributed to the Company, the Company’s shares will be contributed to PubCo, Sagaliam will contribute every eight (8) outstanding Sagaliam Rights to PubCo (the “Contribution”) and PubCo Merger Sub will merge with and into Sagaliam, with Sagaliam continuing as the surviving corporation (the “Surviving Corporation”) and becoming thereby a wholly-owned subsidiary of PubCo (the “Merger”).

As a result of the Contribution, Sagaliam will contribute every eight (8) outstanding Sagaliam Rights to PubCo in exchange for one PubCo Ordinary Share, and following the Contribution, as a result of the Merger, among other things, each share of Sagaliam Capital Stock that is issued and outstanding immediately prior to the Merger Effective Time, shall automatically be converted into the right to receive one PubCo Ordinary Share (the “Merger Consideration Shares”). As of the Merger Effective Time, (a) each holder of Sagaliam Capital Stock and each holder of Sagaliam Rights shall cease to have any other rights in and to Sagaliam or the Surviving Corporation; (b) all of the shares of common stock of PubCo Merger Sub issued and outstanding immediately prior to the Merger Effective Time shall be converted into an equal number of shares of common stock of the Surviving Corporation, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and (c) all of the shares of PubCo issued and outstanding immediately prior to the Merger Effective Time shall be cancelled and extinguished without any conversion thereof or payment therefor.

Earnout

Following the Closing, and as additional contingent consideration for the Merger and the other Transactions, within ten (10) Business Days after the occurrence, if any, of a Triggering Event (as defined below), PubCo shall issue or cause to be issued to Seller or Seller’s designee (the “Earnout Participants”) the following additional PubCo Ordinary Shares (which shall be equitably adjusted for share subdivisions, share consolidations, share dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction): (i) upon the occurrence of the First Share Release Date, a release of 20,000,000 PubCo Ordinary Shares; (ii) upon the occurrence of the Second Share Release Date, a release of 10,000,000 PubCo Ordinary Shares; and (iii) upon the occurrence of the Third Share Release Date, a release of 5,000,000 PubCo Ordinary Shares.

For purposes hereof, “Triggering Event” means the occurrence of any of the following events:

●	“First Share Release Date” means a $15.00 Share Price Level is reached following the one year anniversary of the Closing Date.

●	“Second Share Release Date” means a $20.00 Share Price Level is reached following the one year anniversary of the Closing Date.

●	“Third Share Release Date” means a $25.00 Share Price Level is reached following the one year anniversary of the Closing Date.

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The applicable “Share Price Level” will be considered achieved only when the last reported sale price of PubCo Ordinary Shares is greater than or equal to the applicable threshold for any twenty (20) trading days within any 30-trading day period commencing on the one (1) year anniversary of the Closing Date and ending on the six (6) year anniversary of the Closing Date (the “Earnout Period End Date”). If a Triggering Event has not occurred by the Earnout Period End Date, any PubCo Earnout Shares not previously issued shall be cancelled and Seller shall have no right to receive any benefit therefrom.

In connection with the Closing, PubCo and Seller will enter into an escrow agreement, substantially in the form attached as Exhibit B to the Business Combination Agreement, with Continental Stock Transfer & Trust Company, as the Escrow Agent, pursuant to which PubCo will deposit the maximum number of PubCo Earnout Shares issuable with the Escrow Agent.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect (with respect to the Company) or Sagaliam Material Adverse Effect (with respect to Sagaliam). Company Material Adverse Effect as defined in the Business Combination Agreement means any Effect that, individually or in the aggregate with all other Effects, (a) is or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or operations of the Company or its subsidiaries (including PubCo and PubCo Merger Sub) or (b) would prevent, materially delay or materially impede the performance by the Company of its obligations under this Agreement or the consummation of the Share Exchange, the Contribution, the Merger or any of the other Transactions; provided, however, that no Effect to the extent arising out of, relating to or resulting from certain events or conditions (as further detailed in the Business Combination Agreement) shall be deemed, either alone or in combination, to constitute, or be taken into account in the determination of whether there has been or would be reasonably expected to be, a Company Material Adverse Effect. Sagaliam Material Adverse Effect as defined in the Business Combination Agreement means any Effect that, individually or in the aggregate with all other Effects, (a) is or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or operations of Sagaliam; or (b) would prevent, materially delay or materially impede the performance by Sagaliam or of its obligations under this Agreement or the consummation of the Share Exchange, the Contribution, the Merger or any of the other Transactions; provided, however, that no Effect to the extent arising out of, relating to or resulting from certain events or conditions (as further detailed in the Business Combination Agreement) shall be deemed, either alone or in combination, to constitute, or be taken into account in the determination of whether there has been or would be reasonably expected to be, a Sagaliam Material Adverse Effect. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement, information disclosed in Sagaliam’s filings with the Securities and Exchange Commission, or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

The Business Combination Agreement also contains pre-Closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other applicable parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The pre-Closing covenants do not survive the Closing (other covenants to be performed after the Closing do survive the Closing).

Sagaliam and the Company agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare, and Sagaliam and PubCo have agreed to file with the SEC, a registration statement on Form F-4 (as amended, the “F-4 Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the PubCo Ordinary Shares pursuant to the Business Combination Agreement, and containing a proxy statement/prospectus for the purpose of Sagaliam soliciting proxies from the stockholders of Sagaliam to approve the Business Combination Agreement, the Transactions and related matters (the “Sagaliam Stockholder Approval”) at a special meeting of Sagaliam stockholders (the “Stockholder Meeting”) and providing such stockholders an opportunity, in accordance with Sagaliam’s organizational documents and initial public offering prospectus, to have their shares of Sagaliam Common Stock redeemed (the “Redemptions”). Sagaliam has agreed that, subject to certain customary “fiduciary out” exceptions in response to an Intervening Event (as defined in the Business Combination Agreement), the Sagaliam Board is required to recommend that the Sagaliam stockholders adopt the Business Combination Agreement at the Stockholder Meeting.

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PubCo agreed to take all action within its power so that effective at the Closing, the entire board of directors of PubCo will consist of five (5) individuals, of whom (i) one (1) will be designated by Sagaliam, and (ii) four (4) will be designated by the Company Board, of which a majority of the entire board of directors of PubCo will be independent, each such director to hold office in accordance with the Amended PubCo Charter.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) all specified approvals or consents (including foreign or domestic governmental and regulatory approvals) and all waiting or other periods have been obtained or have expired or been terminated, as applicable, (ii) the Written Consent, the PubCo Shareholder Consent and the PubCo Merger Sub Stockholder Consent shall have been delivered to Sagaliam, (iii) the Sagaliam Proposals shall have been approved and adopted by the requisite affirmative vote of the stockholders of Sagaliam, (iv) the shares of PubCo Ordinary Shares to be issued in connection with the Transactions, shall have been approved for listing on Nasdaq or another national securities exchange mutually agreed upon by the Parties, as of the Closing Date, (v) no Governmental Authority shall have enacted any Law or rule which has the effect of making the Transactions illegal or otherwise prohibiting the consummation of the Transactions, (vi) the Sagaliam Certificate of Incorporation shall have been amended as contemplated by the Certificate Amendment, which provides that the date by which Sagaliam must consummate its initial business combination (the “Business Combination Deadline”) may be extended for up to ten (10) successive one month periods up to October 23, 2023 by the deposit by Sponsor of additional funds into the trust account at each extension election, (vii) the Registration Statement / Proxy Statement shall have been declared effective, (viii) Sagaliam shall have at least $5,000,001 of net tangible assets immediately after the Merger Effective Time, after giving effect to the Transactions, (ix) on the Closing Date, immediately prior to the Share Exchange, the PLC Conversion shall have become effective, and the shareholder(s) of PubCo shall have amended and restated the memorandum of association and articles of association, and (x) Seller and PubCo shall have entered into the Lock-Up Agreement.

The obligations of Sagaliam to consummate (or cause to be consummated) the Transactions are also subject to, among other things: (i) the representations and warranties of the Company Entities being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) compliance in all material respects by Seller, the Company, PubCo, and PubCo Merger Sub with its required pre-closing agreements and covenants, (iii) the Company shall have delivered to Sagaliam an officer’s certificate (certifying clauses (i) and (ii)), (iv) no Company Material Adverse Effect shall have occurred, (v) the Company shall have delivered to Sagaliam a copy of AEC’s license issued by MISA and Commercial Registration Certificate issued by the Saudi Arabian Ministry of Commerce, which shall list the Company as holder of the Company Shares, (vi) the Company shall have delivered to Sagaliam the written consents of both Dine Brands and Ocean Basket in connection with the change of control within AEC from Seller to the Company and (vii) the Company shall have delivered to Sagaliam evidence deemed satisfactory to Sagaliam that both the Applebee’s® and Ocean Basket franchise agreements in the Kingdom of Saudi Arabia have been registered with the Saudi Arabian Ministry of Commerce.

The obligations of the Company to consummate (and cause to be consummated) the Transactions are also subject to, among other things: (i) the representations and warranties of Sagaliam being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) compliance in all material respects by Sagaliam with its required pre-closing covenants, subject to the materiality standards contained in the Business Combination Agreement, (iii) Sagaliam shall have delivered to the Company an officer’s certificate (certifying clauses (i) and (ii)), (iv) no Sagaliam Material Adverse Effect shall have occurred, (v) the Sagaliam Cash Amount shall be no less than twenty-five million dollars ($25,000,000.00) in the aggregate, and (vi) Sagaliam shall deliver to PubCo a certificate complying with Treasury Regulations Section 1.1445-2(c)(3), together with evidence that Sagaliam has provided notice to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2).

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) by mutual written consent of Sagaliam and the Company, (ii) by either Sagaliam or the Company if the Merger Effective Time has not occurred on or before the date that is the Business Combination Deadline (as such may be extended pursuant to the Business Combination Agreement), (iii) by either Sagaliam or the Company if the consummation of the Transactions is made illegal by any Governmental Authority in the United States or the Kingdom of Saudi Arabia, (iv) by either Sagaliam or the Company if any of the Sagaliam Proposals shall fail to receive the requisite vote for approval at the Sagaliam Stockholders’ Meeting, (v) by the Company if the Sagaliam Board or a committee thereof shall have made a Sagaliam Adverse Recommendation Change (provided, such termination shall expire at the end of the 10th Business Day following such Sagaliam Adverse Recommendation Change), (vi) by Sagaliam if the Company shall have failed to deliver the Written Consent to Sagaliam within forty-eight (48) hours after the Registration Statement / Proxy Statement becomes effective, (vii) by either Sagaliam or the Company in connection with a breach of a representation, warranty, covenant or other agreement by the other party which is not capable of being cured within thirty (30) days after receipt of such breach, subject to the materiality standards contained in the Business Combination Agreement, (viii) by either Sagaliam or the Company if Sagaliam has not received commitments for at least 50% of the Minimum Cash Amount before December 15, 2022, (ix) by the Company if the Sagaliam Certificate of Incorporation has not been amended pursuant to the Certificate Amendment on or prior to December 21, 2022, or (x) by either Sagaliam or the Company if Sagaliam is not permitted (under the terms of the Sagaliam Certificate of Incorporation, as amended) to obtain an Extension of the Business Combination deadline without exceeding the extension fee limit, which provides that the Sponsor shall make any such required deposit into the Trust Account in connection with each Extension, as applicable, prior to the then current Business Combination Deadline; provided, however, that the Sponsor shall not be required to deposit more than One Million Dollars ($1,000,000) in the aggregate (the “Extension Fee Limit”) to the Trust Account in connection with any such Extensions.

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If the Company terminates this Agreement as a result of (i) the failure of the Sagaliam Proposals to receive the requisite vote for approval at the Sagaliam Stockholders’ Meeting (but only if the Sagaliam Board has made a Sagaliam Adverse Recommendation Change in accordance with Section 8.02 of the Business Combination Agreement) or (ii) the failure of Sagaliam to have obtained commitments for at least 50% of the Minimum Cash Amount before December 15, 2022, Sagaliam is required to pay or cause to be paid to the Company a fee of One Million Dollars ($1,000,000). If Sagaliam terminates the Agreement as a result of (i) the failure of the Sagaliam Proposals to receive the requisite vote for approval at the Sagaliam Stockholders’ Meeting (but only if the Sagaliam Board has made a Sagaliam Adverse Recommendation Change in accordance with Section 8.02 of the Business Combination Agreement) or (ii) the failure of Sagaliam to have obtained commitments for at least 50% of the Minimum Cash Amount before December 15, 2022, Sagaliam shall pay or cause to be paid to the Company a fee of One Million Five Hundred Thousand Dollars ($1,500,000), in each case, prior to such termination being deemed effective; provided that, no termination by Sagaliam shall be effective pursuant to clause (i) if the Sagaliam Board has made a Sagaliam Adverse Recommendation Change.

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Seller Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, Sagaliam, Seller, and the Company entered into a voting and support agreement (the “Seller Support Agreement”), pursuant to which, among other things, Seller will (i) not form a group to vote against any directors nominated by the Company and/or Sponsor, (ii) approve (a) the Transactions and (b) the other transaction proposals as further provided for in the Seller Support Agreement, and (iii) not approve any measures that would materially impede the Transactions or any other transaction proposal.

The Seller Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the unanimous written agreement of all the parties to the Seller Support Agreement and termination of the Business Combination Agreement pursuant to its terms. Upon such termination of the Seller Support Agreement, no party shall have any liability hereunder other than for its fraud, intentional misrepresentation, or intentional or willful breach of the Seller Support Agreement prior to such termination.

The Seller Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Support Agreement.

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Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, Sponsor, and the Company entered into a Sponsor Support Agreement, pursuant to which, among other things, Sponsor will (i) not form a group to vote against any directors nominated by the Company, Seller and/or Sponsor, (ii) appear (in person or by proxy) at any meeting of the stockholders of Sagaliam (or any adjournment or postponement thereof) and cause the shares of Sagaliam common stock it owns to be counted at any such meeting as present for purposes of calculating a quorum, (iv) take, or cause to be taken, all actions necessary or advisable to consummate and make effective the transactions contemplated by the BCA, (v) not amend, without the consent of the Company, the Letter Agreement, dated as of December 20, 2021 by and between Sponsor and Sagaliam and (vi) not elect to exercise any Redemption Rights in regards to the Sagaliam Class A Common Stock.

The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the unanimous written agreement of all the parties to the Sponsor Support Agreement and termination of the Business Combination Agreement pursuant to its terms. Upon such termination of the Sponsor Support Agreement, no party shall have any liability hereunder other than for its fraud or willful and material breach of the Sponsor Support Agreement prior to such termination.

The Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Sagaliam, PubCo, the Company, Sponsor, Existing Holders, and Seller entered into an Amended and Restated Registration Rights Agreement pursuant to which, among other things, PubCo agreed to provide the above holders with certain rights relating to the registration for resale of the PubCo Ordinary Shares that they will receive by Closing.

A form of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement.

Lock-Up Agreement

In connection with the Closing, Seller and PubCo will enter into a Lock-Up Agreement, substantially in the form attached as Exhibit A to the Business Combination Agreement, pursuant to which equity interests in PubCo will be locked up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. Under the Lock-Up Agreement, Seller will agree not to effect any transfer, or make a public announcement of any intention to effect such transfer of all of Seller’s covered shares (as defined in the Lock-Up Agreement) until the date that is the earlier of (i) twelve (12) months after the Closing Date or (ii) the date on which the closing price of Seller’s covered shares on the Nasdaq (as reported by Bloomberg Financial L.P. using the AQR function) equals or exceeds Twelve Dollars Fifty Cents ($12.50) per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations and the like) for any twenty (20) trading days within any consecutive thirty (30)-trading-day period commencing after the 180th day after the Closing Date.

Item 7.01. Regulation FD Disclosure

On November 16, 2022, Sagaliam and the Company issued a joint press release announcing the execution of the Business Combination Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of Sagaliam, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Sagaliam and the Company have prepared for use in connection with the announcement of the Business Combination.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

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Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Sagaliam, PubCo and the Company. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Sagaliam and PubCo intend to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Sagaliam stockholders. Sagaliam and PubCo also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Sagaliam are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Sagaliam through the website maintained by the SEC at www.sec.gov or by directing a request to Sagaliam to 1800 Avenue of the Stars, Suite 1475, Los Angeles, CA 90067 or (213) 616-0011.

Participants in the Solicitation

Sagaliam, PubCo and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Sagaliam’s stockholders in connection with the proposed transaction. Information about Sagaliam’s directors and executive officers and their ownership of Sagaliam’s securities is set forth in Sagaliam’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Sagaliam, PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between Sagaliam, PubCo and the Company. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and SPAC’s, the Company’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Sagaliam’s and the Company’s current expectations and beliefs concerning future developments and their potential effects on Sagaliam, the Company, PubCo or any successor entity of the transaction and include statements concerning (i)expectations regarding cash on the balance sheet following closing and whether such cash will be sufficient to meet the Company’s business objectives and (ii) the expected timing of closing the transaction. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sagaliam, PubCo and the Company. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Sagaliam’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by Sagaliam’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by Sagaliam’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iv) the inability to complete the PIPE Investment, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of the Company, (vii) changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors and changes in laws and regulations affecting the Company’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the outcome of any legal proceedings that may be instituted against the Company, PubCo or Sagaliam related to the Business Combination Agreement or the transaction, (x) volatility in the price of Sagaliam’s or any successor entity’s securities due to a variety of factors, including changes in the competitive industries in which the Company operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so, (xiii) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiv) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xv) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvi) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services, (xvii) the risk that the Company is unable to secure or protect its intellectual property and (xix) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq, NYSE or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Sagaliam’s Registration Statement on Form S-1, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by Sagaliam, PubCo and/or or any successor entity of the transaction from time to time with the SEC (including Sagaliam’s quarterly filings). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sagaliam, PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Sagaliam, PubCo or the Company give any assurance that any of Sagaliam, PubCo or the Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

No.	Description of Exhibit
2.1*	Business Combination Agreement, dated as of November 16, 2022, by and among Sagaliam Acquisition Corp., Allenby Montefiore Limited, AEC Merger Sub Corp., Supraeon Investments Limited, and GLD Partners, LP.

10.1	Seller Support Agreement

10.2	Sponsor Support Agreement

10.3	Amended and Restated Registration Rights Agreement

99.1	Joint Press Release, dated November 16, 2022.

99.2	Investor Presentation

104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Sagaliam agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022

SAGALIAM ACQUISITION CORP.

	By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer

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